Exhibit 99.1

LETTER OF TRANSMITTAL

NTL INCORPORATED

Offer for all Outstanding

19% Senior Secured Notes due 2010

in Exchange for the

19% Senior Secured Notes due 2010 which have been registered under the Securities Act of 1933, as amended

Pursuant to the Prospectus, dated [        ] , 2003

THIS EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, ON [       ], 2003, UNLESS EXTENDED (THE “EXPIRATION DATE’’). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

Delivery To:
U.S. Bank National Association, as Exchange Agent

By Mail, By Hand and Overnight Courier:	By Facsimile:

U.S. Bank Trust Center	(651) 244-1537
180 East Fifth Street
St. Paul, MN 55101
Attn: Specialized Finance Group

     Delivery of this instrument to an address other than as set forth above, or transmission of this Letter of Transmittal via facsimile other than as set forth above, will not constitute a valid delivery of this Letter of Transmittal.

     The undersigned acknowledges that he or she has received and reviewed a prospectus dated [         ], 2003 (the “Prospectus’’) of NTL Incorporated, a Delaware corporation (the “Company’’), and this letter of transmittal (the “Letter’’), which together constitute the Company’s offer (the “Exchange Offer’’) to exchange an aggregate principal amount of up to $588,249,000 principal amount of 19% Senior Secured Notes due 2010 (the “New Notes’’) of the Company for a like principal amount of the issued and outstanding 19% Senior Secured Notes due 2010 (the “Old Notes’’ and together with the New Notes, the “Notes’’) of the Company from the holders thereof.

     Capitalized terms used but not defined herein have the meanings given to them in the Prospectus.

     For each Old Note accepted for exchange and not validly withdrawn, the holder of such Old Note will receive a New Note having a principal amount equal to that of the surrendered Old Notes. The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term “Expiration Date’’ shall mean the latest time and date to which the Exchange Offer is extended. The Company shall notify the holders of the Old Notes of any extension.

     This Letter is to be completed by a holder of Old Notes if certificates for such Old Notes are to be forwarded herewith. Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, may tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under “The Exchange Offer — Guaranteed Delivery Procedures.’’ See Instruction 1.

     The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     List and check the appropriate box below the Old Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Old Notes should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF OLD NOTES	1	2	3

Aggregate
		Principal	Principal
Name(s) and Address(es) of Registered	Certificate	Amount of	Amount
Holder(s) (Please fill in, if blank)	Number(s)	Old Note(s)	Tendered*

Total

*	Unless otherwise indicated in the column, a holder will be deemed to have tendered ALL of the Old Notes represented by the Old Notes indicated in column 2. See Instruction 2. Old Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1.

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution which guaranteed delivery:

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS.

Name:

Address:

     Pursuant to the indenture, dated January 9, 2003, governing the Notes, the New Notes will only be issued in global form and will be deposited with a nominee of the Depositary Trust Company (“DTC”). Accordingly, in order to receive New Notes in the Exchange Offer, you must provide information called for below concerning the DTC participant which will be credited with a book entry for your New Notes.

DTC Participant:

Participant No.:

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes as are being tendered hereby.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact with full power of substitution, for purposes of delivering this Letter and the Old Notes to the Company. The Power of Attorney granted in this paragraph shall be deemed irrevocable from and after the Expiration Date and coupled with an interest. The undersigned hereby further represents that any New Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, that neither the holder of such Old Notes nor any such other person is engaged in, or intends to engage in, or has an arrangement or understanding with any person to participate in, the distribution (within the meaning of the Securities Act of 1933, as amended (the “Securities Act’’)) of such New Notes and that neither the holder of such Old Notes nor any such other person is an “affiliate,” as defined in Rule 405 under the Securities Act, of the Company.

     The undersigned also acknowledges that this Exchange Offer is being made by the Company in reliance on interpretations by the staff of the Securities and Exchange Commission (the “SEC’’), as set forth in no-action letters issued to third parties, that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an “affiliate’’ of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders’ business and such holders have no arrangement with any person to participate in the distribution (within the meaning of the Securities Act) of such New Notes. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution (within the meaning of the Securities Act) of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter’’ within the meaning of the Securities Act. The undersigned acknowledges that in reliance on an interpretation by the staff of the SEC, a broker-dealer may fulfill his prospectus delivery requirements with respect to the New Notes (other than a resale of an unsold allotment from the original sale of the Old Notes) with the Prospectus which constitutes part of this Exchange Offer.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. The tender may be withdrawn only in accordance with the procedures set forth in “The Exchange Offer — Withdrawal Rights’’ section of the Prospectus.

     The undersigned acknowledges that pursuant to the indenture, dated January 9, 2003, governing the Notes, the New Notes will only be issued in global form and will be deposited with a nominee of the Depositary Trust Company (“DTC”). The undersigned further acknowledges that ownership of beneficial interests in the New Notes is limited to persons who have accounts with DTC (“participants”), or persons who hold interests through participants.

     Please issue the New Notes in the name of Cede & Co. as depositary for the New Notes. If applicable, please issue substitute certificates representing Old Notes for any Old Notes not exchanged in the name of the undersigned and send the substitute certificates representing Old Notes for any Old Notes not exchanged to the undersigned at the address of the Holder maintained by the Registrar.

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF OLD NOTES’’ ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.

PLEASE SIGN HERE
(TO BE COMPLETED BY ALL TENDERING HOLDERS)
(Complete Accompanying Substitute Form W-9)

Dated:
x		, 2003

x		, 2003
Signature(s) of Owner	Date

Area Code and Telephone Number

     This Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Old Notes hereby tendered or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):

(Please Type or Print)
Capacity:

Address:

(Including Zip Code)

SIGNATURE GUARANTEE
(If required by Instruction 3)
Signature(s) Guaranteed by an Eligible Institution:
(Authorized Signature)

     (Title)

(Name and Firm)

Dated:

Instructions
Forming part of the Terms and Conditions of the Exchange Offer for the
19% Senior Secured Notes due 2010 of NTL Incorporated
in Exchange for the
19% Senior Secured Notes due 2010 of NTL Incorporated which have been registered under the Securities Act of 1933, as amended

1.	Delivery of this Letter and Notes; Guaranteed Delivery Procedures.

     This Letter is to be completed by holders either if certificates are to be forwarded herewith. Certificates for all physically tendered Old Notes, as well as a properly completed and duly executed Letter and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Old Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof.

     Holders whose certificates for Old Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus under “The Exchange Offer — Guaranteed Delivery Procedures.’’ Pursuant to such procedures, (1) such tender must be made through a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office or correspondent in the United States (an “Eligible Institution’’), (2) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Old Notes and the amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange (“NYSE”) trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all tendered Old Notes, together with a properly completed and duly executed Letter (or facsimile thereof) with any required signature guarantees and any other documents required by the Letter will be deposited by the Eligible Institution with the Exchange Agent, and (3) the certificates for all physically tendered Old Notes, in the proper form for transfer, together with a properly completed and duly executed Letter (or facsimile thereof) with any required signature guarantees and all other documents required by this Letter, are received by the Exchange Agent within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

     The method of delivery of this Letter, the Old Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Old Notes are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

     See the Prospectus under “The Exchange Offer.”

2.	Partial Tenders.

     If less than all of the Old Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Old Notes to be tendered in the box above entitled “Description of Old Notes — Principal Amount Tendered.’’ A reissued certificate representing the balance of nontendered Old Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this letter, promptly after the Expiration Date. All of the Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3.	Signatures on this Letter; Bond Powers and Endorsements; Guarantee of Signatures.

     If this Letter is signed by the Holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates as the holder of such Old Notes without any change whatsoever.

     If any tendered Old Notes are owned of record by two or more joint owners, each of such owners must sign this Letter.

     If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

     When this Letter is signed by the registered holder or holders of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) or bond powers must be guaranteed by a participant in a securities transfer association recognized signature program.

     If this Letter is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) or bond powers must be guaranteed by an Eligible Institution.

     If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

     Endorsements on certificates for Old Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by an Eligible Institution.

     Signatures on this Letter need not be guaranteed by an Eligible Institution, provided the Old Notes are tendered: (1) by a registered holder of Old Notes or (2) for the account of an Eligible Institution.

4.	Taxpayer Identification Number; Backup Withholding; Substitute Form W-9

     Federal income tax law generally requires that a tendering holder whose Old Notes are accepted for exchange must provide the Company (as payor) with such holder’s correct Taxpayer Identification Number (“TIN’’) on Substitute Form W-9 below, which in the case of a tendering holder who is an individual, is his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a penalty imposed by the Internal Revenue Service. In addition, delivery to such tendering holder of New Notes may be subject to backup withholding of all reportable payments made after the exchange. If withholding results in an overpayment for taxes, a refund may be obtained.

     Exempt holders of Old Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the “W-9 Guidelines’’) for additional instructions.

     To prevent backup withholding, each tendering holder of Old Notes must provide its correct TIN by completing the “Substitute Form W-9’’ set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (1) the holder is exempt from backup withholding, (2) the holder has not been notified by the Internal Revenue Service that such holder is subject to a backup withholding as a result of a failure to report all interest or dividends or (3) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Old Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Company a completed Form W-8, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the Old Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which the TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write “applied for’’ in lieu of its TIN. Note: Checking this box and writing “applied for’’ on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the Company within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Company.

5.	Waiver of Conditions.

     The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

6.	No Conditional Tenders.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

     Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Notes nor shall any of them incur any liability for failure to give any such notice.

7.	Mutilated, Lost, Stolen or Destroyed Old Notes.

     Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

8.	Requests for Assistance or Additional Copies.

     Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent, at the address and telephone number indicated above.

REQUESTER’S NAME: US BANK NATIONAL ASSOCIATION

SUBSTITUTE FORM W-9
Department of the Treasury - Internal Revenue Service
Give Form to the Requester. Do NOT send to the IRS.

Name
Business name, if different from above.
Check appropriate box: ☐ Individual/Sole Proprietor ☐ Corporation ☐ Partnership ☐ Other
Address (number, street, and apt, or suite no.)
City, State, and ZIP code

Part I: Taxpayer Identification Number ––For all accounts enter
Taxpayer Identification Number (TIN) in the box at right. (For most individuals, this is your social security number. If you do not have a number, see “How to Get a TIN” in the enclosed Guidelines for
Request for Taxpayer Identification Number and Certification on
Substitute Form W-9 (the “Guidelines”).) Certify by signing and
dating below.	Social Security Number OR Other Taxpayer Identification Number

Note: If the account is in more than one name, check in the enclosed Guidelines to determine which number to give the requester.	(If awaiting TIN, write “Applied For”)

Part II: If you are exempt from backup withholding, see the enclosed Guidelines and complete as instructed therein.

Part III: Certification––Under penalties of perjury, I certify that:

(1)	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

(2)	I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3)	I am a United States person (as defined for United States federal income tax purposes, including a United States resident alien).

Certification Instructions––You must cross out item (2) in Part III above if you have been notified by the IRS that you are subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if, after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Signature:	Date:

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING ON CERTAIN PAYMENTS AND DISTRIBUTIONS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE
“APPLIED FOR” IN PART 1 OF THE SUBSTITUTE FORM W-9.

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CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administrative Office or (b) I intend to mail or deliver an application in the near future. I understand that until I provide a taxpayer identification number to the requester, all reportable payments made to me may be subject to backup withholding.

Signature:	Date:

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GUIDELINES FOR REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND
CERTIFICATION ON SUBSTITUTE FORM W-9

What Name and Number to Give the Requester

     Name

     If you are an individual, you must generally enter the name shown on your Social Security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, enter your first name, the last name shown on your Social Security card, and your new last name. If the account is in joint names, list first and then circle the name of the person or entity whose number you enter in Part I of the form.

     Sole Proprietor–You must enter your individual name as shown on your Social Security card. You may enter your business, trade or “doing business as” name on the business name line.

     Limited Liability Company (LLC)–If you are a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treasury regulation § 301.7701-3, enter the owner’s name. Enter the LLC’s name on the business name line. A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

     Other Entities–Enter the business name as shown on required federal income tax documents. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade or “doing business as” name on the business name line.

     Taxpayer Identification Number (TIN)

     You must enter your taxpayer identification number in the appropriate box. If you are a resident alien and you do not have and are not eligible to get a Social Security number, your taxpayer identification number is your IRS individual taxpayer identification number (ITIN). Enter it in the Social Security number box. If you do not have an individual taxpayer identification number, see How to Get a TIN below. If you are a sole proprietor and you have an employer identification number, you may enter either your Social Security number or employer identification number. However, using your employer identification number may result in unnecessary notices to the requester, and the IRS prefers that you use your Social Security number. If you are an LLC that is disregarded as an entity separate from its owner under Treasury regulation § 301.7701-3, and are owned by an individual, enter the owner’s Social Security number. If the owner of a disregarded LLC is a corporation, partnership, etc., enter the owner’s employer identification number. A disregarded entity that has a foreign owner must use the appropriate Form W-8. See the chart below for further clarification of name and TIN combinations.

     Social Security numbers (SSN’s) have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers (EIN’s) have nine digits separated by only one hyphen: i.e. 00-0000000.

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The table below will help determine the number to give the requester.

For this type of	Give Name and TIN	For this type of	Give Name and TIN
account:	of:	account:	of:

1. Individual	The individual	6. A valid trust, estate or pension trust	The legal entity (4)

2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)	7. Corporate	The corporation

3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)	8. Association, club, religious, charitable, educational or other tax-exempt organization	The organization

4.a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee (1)	9. Partnership	The partnership
b. The so-called trust account that is not a legal or valid trust under state law	The actual owner (1)	10. A broker or registered nominee	The broker or nominee

5. Sole proprietorship	The owner (3)	11. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security number, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s Social Security number.

(3)	You must show your individual name, but you may also enter your business or “doing business as” name.

You may use either your Social Security number or employer identification number (if you have one).

(4)	List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

How to get a TIN

     If you do not have a taxpayer identification number, apply for one immediately. To apply for a Social Security number, get Form SS-5, Application for a Social Security Number Card, from your local Social Security Administration office. Get Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an individual taxpayer identification number or Form SS-4, Application for Employer Identification Number, to apply for an employer identification number. You can get Forms W-7 and SS-4 from the IRS. IRS Forms and Instructions are available online at www.irs.gov.

     If you do not have a taxpayer identification number, write “Applied For” in Part II of the form and sign the Certificate of Awaiting Taxpayer Identification Number, sign and date the form, and give it to the requester. For interest and dividend payments and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a taxpayer identification number and give it to the requester before you are subject to backup withholding. Other payments are subject to backup withholding without regard to the 60 day rule, until you provide your taxpayer identification number.

     Note: Writing “Applied For” in Part II of the form means that you have already applied for a taxpayer identification number or that you intend to apply for one soon.

Exemption From Backup Withholding

     Payees Exempt From Backup Withholding

     Individuals (including sole proprietors) are NOT exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

     For interest and dividends, the following payees are exempt from backup withholding:

•	A corporation.

•	A financial institution.

•	An organization exempt from tax under section 501(a) of the Code, an individual retirement account (IRA), or a custodial account under section 403(b)(7) of the Code if the account satisfies the requirements of section 401(f)(2) of the Code.

•	The United States or any of its agencies or instrumentalities.

•	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

•	A foreign government or any of its political subdivisions, agencies or instrumentalities.

•	An international organization or any of its agencies or instrumentalities.

•	A dealer in securities or commodities required to register in the United States, the District of Columbia or a possession of the United States.

•	A real estate investment trust.

•	A common trust fund operated by a bank under section 584(a) of the Code.

•	An entity registered at all times during the tax year under the Investment Company Act of 1940.

•	A foreign central bank of issue.

•	A middleman known in the investment community as a nominee or who is listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.

•	A trust exempt from tax under section 664 of the Code or described in section 4947 of the Code.

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     Payments Exempt From Backup Withholding

     Dividends and patronage dividends that generally are exempt from backup withholding include:

•	Payments to nonresident aliens subject to withholding under section 1441 of the Code.

•	Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

•	Payments of patronage dividends not paid in money.

•	Payments made by certain foreign organizations.

•	Payments made by an ESOP pursuant to section 404(k) of the Code.

     Payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N of the Code, and their regulations.

     If you are exempt from backup withholding, you should still complete and file Substitute Form W-9 to avoid possible erroneous backup withholding. Enter your correct taxpayer identification number in Part I, write “Exempt” in Part II, and sign and date the form and return it to the requester.

     If you are a nonresident alien or a foreign entity not subject to backup withholding, you must give the requester an appropriate properly completed Form W-8. A Form W-8 can be obtained from the IRS.

Privacy Act Notice

     Section 6109 of the Code requires you to give your correct taxpayer identification number to persons who must file information returns with the IRS to report interest, dividends and certain other income paid to you. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states, and the District of Columbia to carry out their tax laws. You must provide your taxpayer identification number whether or not you are required to file a tax return. Payors must generally withhold a portion of taxable interest, dividends and certain other payments to a payee who does not furnish a taxpayer identification number to a payor. Certain penalties may also apply.

Penalties

(1) Failure to Furnish Taxpayer Identification Number. If you fail to furnish your correct taxpayer identification number to a requester, you are subject to a penalty of $50.00 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information with Respect to Withholding. If you make a false statement with no reasonable basis which results in no backup withholding, you are subject to a $500.00 penalty.

(3) Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE

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